UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2004

WRIGHT MEDICAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32883	13-4088127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5677 Airline Road, Arlington, Tennessee	38002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 867-9971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01. Other Events.

On September 20, 2004, Wright Medical Group, Inc. (the “Company”) announced in a press release that the Company voluntarily recalled a limited number of metal acetabular hip cups that are intended for use in the Company’s CONSERVE® Total and CONSERVE® Plus hip systems. Additionally, the press release included the Company’s revised guidance for its third quarter 2004 earnings and its full-year 2004 earnings. The press release also provided information concerning a conference call to discuss the announcement, including replay information. A copy of the press release is furnished as Exhibit 99 to this report.

Item 9.01. Exhibits.

     (c) Exhibits.

The following exhibit is being furnished as part of this report:

Exhibit
Number	Description
99	Press release issued by Wright Medical Group, Inc. on September 20, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2004

WRIGHT MEDICAL GROUP, INC.
By:	/s/ Laurence Y. Fairey
Laurence Y. Fairey
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99	Press release issued by Wright Medical Group, Inc. on September 20, 2004.